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                                                                    EXHIBIT 10.4





                               SECURITY AGREEMENT


       This SECURITY AGREEMENT ("Security Agreement") is made as of this 26th day of February, 1998 by and among Alrenco, Inc., an Indiana corporation (the "Company"), RTO Operating, Inc., a Delaware corporation, RTO Holding Co., Inc., a Delaware corporation, ATRO, Inc., formerly known as RTO Trademark Company, Inc., a South Carolina corporation, and Action Rent-to-Own Holdings of South Carolina, Inc., a South Carolina corporation and such other persons or entities which from time to time become parties hereto (collectively, including the Company, the "Debtors" and individually each a "Debtor") and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

                                    RECITALS


       A. WHEREAS, Pursuant to that certain Alrenco Credit Agreement dated as of February 26, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company of the Revolving Credit and the Swing Line and to provide for the issuance of Letters of Credit for the account of Debtor, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

       B. WHEREAS, each of the Debtors (other than the Company) has executed and delivered a guaranty (as amended or otherwise modified from time to time, the "Guaranty") of the obligations of the Company under the Credit Agreement; and

       C. WHEREAS, the obligations of the Company under the Credit Agreement and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement.

       NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

       I.     Creation of Security Interest

       As security for the Indebtedness (hereinafter defined), each Debtor hereby pledges and grants to Secured Party, as Agent for and on behalf of Banks, a security interest in the following described property of Debtor (the "Collateral"):







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              (a)    all inventory, goods (including returned or repossessed
       goods and all goods the sale of which gives rise to account receivables, contract rights, chattel paper, general intangibles or instruments), merchandise and other personal property, in each case whether now owned or hereafter produced, manufactured or acquired by such Debtor which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed or to be used or consumed in such Debtor's business;

              (b) all accounts; accounts receivable; contract rights; general intangibles; chattel paper and instruments (including without limitation instruments evidencing any obligation to such Debtor for payment for goods sold or leased or services rendered or otherwise); tax refunds; goodwill; licenses, permits and privileges; customer lists; rights of indemnification;

              (c) all machinery, equipment, furniture and other tangible personal property and fixtures of such Debtor, together with all accessions, additions, accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith;

              (d) all patents, trademarks and other intellectual property and proprietary rights, including without limitation those items of property listed in Schedule 1 hereto;

              (e)    all Intercompany Notes payable to order of such Debtor; and

              (f) all deposit accounts of such Debtor and all amounts in any lockbox or in any collateral account, including all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, instruments, securities, rights and other property at any time and from time to time received, receivable, or otherwise distributed in respect of such accounts, such funds or such investments;

whether any such property is now owned or hereafter acquired or existing by such Debtor, and all records (including computer software) pertaining to the foregoing, and all substitutions for, all proceeds and all products of the foregoing, including insurance proceeds, to the fullest extent permitted by law, subject in each case only to the Permitted Liens. The pledge and grant of a security interest in proceeds hereunder shall not be deemed to give such Debtor any right to dispose of any of the Collateral.

       II.    Debtors' Obligations

       A. Payment of Secured Indebtedness. The security interest created herein by each Debtor is given as security for the discharge and performance of the following obligations:

       (1) All of the Company's obligations contained in or arising under or in connection with the Credit Agreement and all obligations of the Company contained in or arising under the other Loan Documents executed by the Company;




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       (2)    All of the Company's obligations contained in or arising under any and all Letter of Credit Agreements executed or to be executed by the Company from time to time pursuant to the Credit Agreement, and any Letters of Credit issued or to be issued thereunder;

       (3) All of each Debtor's obligations contained in or arising under or in connection with the Guaranty executed by such Debtor and all obligations of each such Debtor contained in or arising under the other Loan Documents executed by such Debtor;

       (3) The obligations of the Company and each other Debtor for payment of all sums hereafter loaned, paid out, expended or advanced by or for the account of the Banks (or any of them) or by the Agent under the terms of this Security Agreement, the Pledge Agreements, the Guaranty, the Credit Agreement or the other Loan Documents, in connection with the Collateral, or any of the documents or instruments described in this the Security Agreement, the Pledge Agreement, the Guaranty, the Credit Agreement or the other Loan Documents;

together with interest thereon as provided for herein or therein; and also as security for all other indebtedness and liabilities, whether direct, indirect, absolute or contingent, owing by the Company or any other Debtor to the Banks in any manner under the Credit Agreement, the Guaranty or the other Loan Documents, which hereafter become due, or that may hereafter be incurred by the Company or any other Debtor to or acquired (whether pursuant to the Credit Agreement, the Guaranty or the other Loan Documents) by the Banks, and all other future obligations of the Company and the other Debtors to the Banks, their successors and assigns, howsoever created, arising or evidenced, whether joint or several, direct or indirect, absolute or contingent, primary or secondary, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Indebtedness").

       B. Protection of Collateral. Each Debtor shall take any and all reasonable steps required to protect the Collateral, and in pursuance thereof, each such Debtor agrees that:

              (1) The Collateral will not be misused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use or to the extent no longer useful or necessary to such Debtor's business, and will at all times be maintained in accordance with the applicable terms of the Credit Agreement.

              (2) The Collateral described in Section I.(a) will be insured with insurance coverage by financially sound and reputable insurers and in such forms and amounts and against such risks as prudent business judgment and then current practice would dictate for companies or professional enterprises engaged in the same or a similar business and owning and operating similar properties. In the case of all such insurance policies, each such Debtor shall designate the Secured Party, on behalf of Banks, as mortgagee and loss payee and such policies shall provide that any loss be payable to each such Debtor and Secured Party, on behalf of Banks, as mortgagee and loss payee, as their respective interests may appear. Further, upon the request of the Secured Party acting at the





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request of the Banks, each such Debtor shall deliver copies of all said policies, including all endorsements thereon and those required hereunder, to Secured Party; and each such Debtor assigns to Secured Party, on behalf of Banks, as additional security hereunder, all its rights to receive proceeds of insurance with respect to the Collateral. All such insurance shall, by its terms, provide that no cancellation, lapse (including without limitation any lapse for non-payment of premiums) or material change in coverage shall become effective until thirty (30) days after receipt by Secured Party of written notice from the applicable carrier. Each Debtor further shall provide Secured Party upon request with evidence reasonably satisfactory to Secured Party that each such Debtor is at all times in compliance with this paragraph. Secured Party may act as each such Debtor's attorney-in-fact in obtaining, adjusting, settling and compromising such insurance and endorsing any drafts. Upon default in this covenant, Secured Party may procure such insurance and its costs therefor shall be charged to Company, payable on demand, with interest at the highest rate set forth in the Credit Agreement and added to the Indebtedness secured hereby. The disposition of proceeds of any insurance on the Collateral ("Insurance Proceeds") shall be governed by the following:

           (i) provided that no Event of Default has occurred and is continuing hereunder, (a) if the amount of Insurance Proceeds in respect of any loss or casualty does not exceed Five Hundred Thousand Dollars ($500,000), such Debtor shall be entitled, in the event of such loss or casualty, to receive all such Insurance Proceeds and to apply the same toward the replacement of the Collateral affected thereby; and (b) if the amount of Insurance Proceeds in respect of any loss or casualty exceeds Five Hundred Thousand Dollars ($500,000), such Insurance Proceeds shall be paid to and received by Secured Party, for release to such Debtor for the replacement of the Collateral affected thereby or, upon written request of such Debtor (accompanied by reasonable supporting documentation), for such other use or purpose as approved by the Majority Banks, in their reasonable discretion, it being understood and agreed in connection with any release of funds under this subparagraph (B), that the Secured Party and Majority Banks may impose reasonable and customary conditions on the disbursement of such Insurance Proceeds; and

           (ii) if an Event of Default has occurred or is continuing hereunder, all Insurance Proceeds in respect of any loss or casualty shall be paid to and received by the Secured Party, to be applied by the Secured Party against the Indebtedness and/or to be held by the Secured Party as cash collateral for the Indebtedness, as the Majority Banks may direct in their sole discretion.

              (3) The Collateral (except inventory currently under lease) is located in the premises set forth on Schedule II, and will not be moved to premises other than those set forth on Schedule II, and such other locations with respect to which each such Debtor shall have executed and delivered to Secured Party all financing statements and other documents and instruments necessary to perfect or continue the perfection of the Secured Party's security interest in the Collateral. Subject to the applicable terms of the Credit Agreement, upon request therefor by the Secured Party, each such Debtor will inform the Secured Party in writing of the whereabouts of the Collateral and Debtor will promptly arrange for any inspections requested by the Secured Party, on behalf of Banks;





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              (4)    Each such Debtor shall comply with all applicable laws,
rules, ordinances, regulations and orders of any governmental authority, whether federal, state, local or foreign (including without limitation, Consumer Credit Laws (as defined in the Credit Agreement)), in effect from time to time with respect to the Collateral, to the full extent required under the Credit Agreement.

              (5) Secured Party, on behalf of the Banks, may, subject to the applicable terms of the Credit Agreement, examine and inspect the Collateral at any time wherever located.

       C.     Protection of Security Interest. Each Debtor agrees that:

              (1) Except as permitted by Credit Agreement, it will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so (other than the sale or lease of inventory in the ordinary course of business and the sale or other disposition of worn-out or other unusable items of tangible personal property or items no longer useful to or necessary in each such Debtor's business) without the prior written consent of Secured Party, given at the written direction or with the written approval of Banks, and will not create, incur, assume or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of the Collateral (or any interest therein or portion thereof), other than in favor of Secured Party, on behalf of the Banks and liens permitted under the Credit Agreement.

              (2) It will, to the full extent required under the Credit Agreement, pay all taxes, assessments, governmental charges and levies upon the Collateral or for its use or operation.

              (3) It will sign and execute alone or with Secured Party any financing statement or other document or procure any documents and pay all connected costs, necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.

              (4) It will reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default of Debtor which Secured Party elects to remedy pursuant to its rights under Paragraph IV hereof.

              (5)    It will,

                     (i) subject to Section 8.6 of the Credit Agreement, allow Secured Party, or any Bank, to examine, audit and inspect such Debtor's books, accounts, and other records relating to the Collateral wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers;

                     (ii) punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral document, pledge agreement or contract of any





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kind now or hereafter existing as security for or in connection with payment of the Indebtedness, or any part thereof;

                     (iii) perform its obligations under and comply with the terms and provisions of the Credit Agreement and the other Loan Documents to which it is or may become a party;

                     (iv) keep, at the addresses designated on Schedule II or at the stores listed on Schedule IV hereto and such additional addresses as may be provided from time to time for its records, all records concerning the Collateral, which records will be of such character as will enable Secured Party or its designees to determine at any time the status of the Collateral;

                     (v) give Secured Party not less than 30 days prior written notice of all contemplated changes in such Debtor's name, legal structure, or chief executive office, or in the location of the Collateral or such Debtor's records concerning same and, prior to making any such changes, file or cause to be filed (at the direction of Secured Party) all financing statements or amendments or other documents or instruments determined by Secured Party to be necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral in accordance with the terms hereof;

                     (vi) promptly furnish Secured Party with any information in writing which Secured Party may reasonably request concerning the Collateral;

                     (vii) to the extent required under the Credit Agreement, promptly notify Secured Party of any material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the Secured Party, appear in and defend, at such Debtor's expense, any such action or proceeding;

                     (viii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party pursuant to and in accordance with the Credit Agreement in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof, and in enforcing the security interest created herein; and

                     (ix) allow Secured Party, upon and so long as there exists any Default or Event of Default, to correspond with its account debtors to confirm its accounts receivable and Obligors under any Rental Contracts.

              (6) With respect to any Collateral of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, such Debtor will forthwith upon demand by Secured Party execute and deliver to Secured Party on behalf of Banks, whatever documentation the Secured Party or the requisite Banks shall reasonably deem necessary or proper for such purpose. Should any





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covenant, duty or agreement of such Debtor fail to be performed in accordance with its terms hereunder resulting in an Event of Default, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of such Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Indebtedness, and, at the request of Secured Party, such Debtor agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate at which interest accrues on amounts after the same become due pursuant to the terms of the Credit Agreement, from the date of such expenditure by Secured Party until paid. With respect to any Collateral (other than goods) in which such Debtor acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, upon request of the Secured Party or the Majority Banks, such Debtor agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein.

              (7) It will hold the proceeds of any of the Collateral (including accounts receivable and Rental Contracts) which is sold other than in the ordinary course of such Debtor's business (or otherwise as permitted under the Credit Agreement, subject to the terms thereof) in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and, after an Event of Default, will deliver such proceeds to Secured Party immediately upon its request.

              (8) It will not, except as permitted under the Credit Agreement, grant any rebate, refund, allowance or credit on any account receivable, or on any amounts due under any Rental Contract, other than in the ordinary course of business, without Secured Party's prior written consent.

              (9) If Secured Party, acting in its sole discretion, redelivers any Collateral to such Debtor or such Debtor's designee for the purpose of (i) the ultimate sale or exchange thereof, or (ii)presentation, collection, renewal, or registration of transfer thereof, or (iii) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange; such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Banks, specifically so agrees in writing. If such Debtor requests any such redelivery, such Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.

              (10) Subject to the applicable terms of the Credit Agreement, Debtor shall take any and all other steps reasonably required under applicable law to perfect the lien and security interest established hereby in favor of Secured Party, on behalf of the Banks, including without limitation the execution, delivery and/or performance of appropriate acknowledgments, governmental acknowledgments, registrations or approvals, financing statements and other documents and instruments, and the registration, recording and/or filing of such instruments with such Persons and in such jurisdictions as necessary to perfect the security interest and lien established hereby.





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       III.   Default

       The terms "Default" and "Event of Default", as used herein, shall mean the occurrence of a Default or an Event of Default, as the case may be, under the Credit Agreement.

       IV.    Secured Party's Rights and Remedies.

       In addition to its rights and remedies under the Credit Agreement and the other Loan Documents, and under applicable law, Secured Party shall have available to it the following rights and remedies upon occurrence and during the continuance of an Event of Default:

       A. Right to Discharge Debtor's Obligations. Secured Party may, with the approval of the Majority Banks, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, whether senior or junior to the security interest herein granted, may remedy or cure any default of a Debtor under the terms of any lease, rental agreement, land contract or other document which in any way pertains to or affects such Debtor's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, unless such Debtor is contesting in good faith such obligations, and such Debtor agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, with interest, which payments and expenses shall be secured by the Collateral.

       B. Remedies and Enforcement. Secured Party shall have and may exercise, at the direction or with the approval of the Majority Banks, any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Michigan or other applicable uniform commercial code (or other applicable law), to the full extent permitted by applicable law, on the date of this Security Agreement or the date of such Debtor's default, together with any and all other rights and remedies otherwise provided and available to Secured Party by applicable law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or substitution for those rights, Secured Party may, at the direction or with the approval of the Majority Banks, or with respect to subparagraph (3) below), all of the Banks:

              (1) Enter upon such Debtor's premises to take possession of, assemble, collect and/or dispose of the Collateral and, if Secured Party elects to do, to apply any of the Collateral against any of the Indebtedness secured hereby;

              (2) Require such Debtor to assemble the Collateral and make it available at a place Secured Party designates to allow Secured Party to take possession or dispose of the Collateral;






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              (3)    Waive any default, or remedy any default, without waiving
       its rights and remedies upon default and without waiving any other prior or subsequent default;

              (4) Without any notice to Debtor, notify any parties obligated on any of the Collateral to make payment to the Secured Party, on behalf of the Banks, of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) the indebtedness thereunder or evidenced thereby. Upon request of the Secured Party, Debtor will, at its own expense, notify any parties obligated to Debtor on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder, and indicate on all billings to such account debtors that their accounts must be paid to or as directed by Secured Party. Debtor agrees that neither Secured Party nor the Banks shall be liable for any loss or damage which Debtor suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Security Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party not related to or affiliated with Debtor arising out of or in connection with the processing of items (excluding only the claims of such third parties in connection with the processing of items based solely upon the gross negligence or willful misconduct of Secured Party) or the exercise of any other rights or remedies hereunder. Debtor further agrees to indemnify and hold Secured Party and the Banks harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorneys' fees, excepting only those claims, demands and actions arising solely as a result of the gross negligence or willful misconduct of Secured Party or any of the Banks;

              (5) Appoint any officer or agent of Secured Party as Debtor's true and lawful proxy and attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable so long as such Event of Default is continuing); to endorse such Debtor's name or any of its officers or agents (if required) upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to the Banks; to sign and endorse the name of such Debtor and/or any of its officers or agents (if required) upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and any instrument or document relating thereto or to such Debtor's rights therein; to execute on behalf of such Debtor any financing statements, amendments, subordinations or other filings pursuant to the Credit Agreement, this Security Agreement or the other Loan Documents; such Debtor hereby granting unto Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of Debtor, full power to do any and all things necessary to be done in and about the premises as fully and effectually as Debtor might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an interest and shall be





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       irrevocable for the entire term of the Credit Agreement, the Notes and all transactions thereunder and thereafter as long as any Indebtedness or any of the commitments to lend (whether optional or obligatory) remain outstanding under the Credit Agreement. The Secured Party shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of such Debtor, provided that Secured Party shall act in a commercially reasonable manner.

       C.     Right of Sale.

              (1) Each Debtor agrees that upon the occurrence and continuance of an Event of Default, Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance. Each Debtor agrees that notice of such sale sent to such Debtor's address, as set forth on the signature pages attached hereto, by certified or registered mail sent at least five (5) Business Days prior to such sale, shall constitute reasonable notice of sale. The foregoing shall not require notice if none is necessary under applicable law. The proceeds of sale shall be applied in the following order:

                     (i) to all reasonable costs and charges incurred by Secured Party in the taking and causing the removal and sale of said property, including such reasonable attorneys' fees as shall have been incurred by Secured Party;

                     (ii) to the Indebtedness, including without limitation all accrued interest thereon, premiums and make whole amounts, if any, in the order set forth in the Credit Agreement; and

                     (iii) any surplus of such proceeds remaining shall be paid to such Debtor, or to such other party who shall lawfully be entitled thereto.

              (2) At any sale or sales made pursuant to this Security Agreement or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of the Secured Party or its assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. At any such sale, the Secured Party may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, or assigns.

       D. Miscellaneous. Secured Party shall have the right at all times to enforce the provisions of this Security Agreement, on behalf of Banks, in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party or any of the Banks in refraining from so doing at any time or times. The failure of Secured Party or any of the Banks at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Security Agreement or as having in any way or manner modified the same. All





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rights and remedies of Secured Party and Banks hereunder shall be cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

       VI.    Representations, Warranties and Covenants of Debtors.

       Each Debtor represents and warrants, and, after the date hereof, covenants so long as any of the Credit Agreement, the Notes or Letter of Credit Agreements remain in effect, that:

       A. Such Debtor's chief executive office and principal place of business are set forth in Schedule III hereto, and (except for Company's chief executive office and principal place of business as set forth in Schedule III hereto) such Debtor has not maintained its chief executive office and principal place of business at any other location since October 15, 1997.

       B. Each other location not set forth on Schedule II hereof where Debtor maintains a place of business is set forth on Schedule IV.

       C. No financing statement covering the Collateral, or any part thereof, has been or will be filed with any filing officer, except as permitted under the Credit Agreement.

       D. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been or will be made and no security interest, other than the one created hereby or pursuant to security agreements and pledges previously made in favor of Secured Party on behalf of the Banks, has or will be attached or has been or will be perfected in the Collateral or in any part thereof, except as permitted under the Credit Agreement.

       E. No material dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral (excluding accounts, accounts receivable and rights to payment for services rendered), except as permitted under the Credit Agreement.

       F. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, such Debtor will be the lawful owner thereof with the right to transfer any interest therein (except for such interests which in the aggregate would not have a Material Adverse Effect), such Collateral is free and clear of all liens other than the one created hereby or permitted by the Credit Agreement and that such Debtor will make such further assurances to prove its title to the Collateral as may be reasonably required, will keep such Collateral free and clear of all liens other than the one created hereby and liens permitted by the Credit Agreement, and will take such action to defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by such Debtor to Secured Party of Collateral, or financing statements covering any Collateral shall constitute a representation and warranty by such Debtor under this Security Agreement that, with respect to such Collateral, and each item thereof, such Debtor is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct in all material respects.

       G. The representations and warranties contained in any of the Credit Agreement and the Guaranty are incorporated by reference herein and are all made as of the date hereof.

       H. It shall, contemporaneously with the execution and delivery of this Agreement, execute and deliver to the Agent an Agreement (Trademark) in the form of Exhibit A hereto, and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the Agent's and the Banks' interest in any of the Collateral described in Section I(d).

       VII.   Mutual Agreements.

       Each Debtor and Secured Party mutually agree as follows:

       A. "Debtor" and "Secured Party" as used in this Security Agreement include the successors and permitted assigns of those parties.

       B. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this Security Agreement shall be that of the State of Michigan.

       C. This Security Agreement includes all amendments and supplements hereto and all assignments hereof, provided, that such Debtor and Secured Party shall not be bound by any amendment hereto unless such amendment is expressed in a writing executed by each of them.

       D. All capitalized or other terms not specifically defined herein are used as defined in the Credit Agreement. To the extent not inconsistent therewith, all such terms shall also be construed in conformity with the Michigan or other applicable Uniform Commercial Code.

       E. The security interest granted under this Security Agreement shall be a continuing security interest in every respect (whether or not the outstanding balance of the Indebtedness is from time to time temporarily reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect for the entire duration that the Credit Agreement remains in effect and until all of the Indebtedness is repaid and discharged in full, and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement or any of the Notes remains outstanding.

       F. THE PARTIES HERETO ACKNOWLEDGE THAT THIS SECURITY AGREEMENT IS SUBJECT TO THE MUTUAL WAIVER OF JURY TRIAL CONTAINED IN THE APPLICABLE PROVISIONS OF THE CREDIT AGREEMENT AND THE GUARANTY, AS APPLICABLE.

       G. This Security Agreement has been executed and delivered pursuant to the Credit Agreement, and in the event of any conflict between this Security Agreement and the Credit Agreement, the Credit Agreement shall govern.

       H. This Security Agreement amends and restates in part the Prior Comerica Credit Agreement, and the security agreement executed and delivered in connection with Prior Bank One Credit Agreement, in each case assigned to the Agent for the benefit of the Banks pursuant to Assignment Agreements dated as of the Effective Date.

       I. Each of the Debtors hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal Court or Michigan state court sitting in Detroit, Michigan or Texas state court sitting in Dallas County, Texas in any action or proceeding arising out of or relating to this Security Agreement and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Michigan state court or Texas state court. Each Debtor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan or the State of Texas by the delivery of copies of such process to such Debtor at its address specified in Schedule II hereto or by certified mail directed to such address. Nothing in this paragraph shall affect the right of the Banks and the Secured Party to serve process in any other manner permitted by law or limit the right of the Banks or the Secured Party (or any of them) to bring any such action or proceeding against any of the Debtors or any of its or their property in the courts of any other jurisdiction. Each of the Debtors hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.


                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, each of the undersigned Debtors and Secured Party have executed this Security Agreement as of the day and year first above written.

                                    DEBTORS:

                                    ALRENCO, INC.



                                    By:/s/ Billy W. White, Sr.
                                       ----------------------------
                                    Its: President
                                        ---------------------------


                                    RTO OPERATING, INC.



                                    By: /s/ Billy W. White, Sr.
                                       ----------------------------
                                    Its: President
                                        ---------------------------



                                    RTO HOLDING CO., INC.


                                    By: /s/ Daniel C. Breeden, Sr.
                                       ----------------------------
                                    Its: Vice President
                                        ---------------------------


                                    ATRO, INC. F/K/A RTO TRADEMARK
                                    COMPANY, INC.


                                    By: /s/ Billy W. White, Sr.
                                       ----------------------------
                                    Its: President
                                        ---------------------------


                                                             SIGNATURE PAGE
                                                             SECURITY AGREEMENT

                                             ACTION RENT-TO-OWN HOLDINGS
                                             OF SOUTH CAROLINA, INC.


                                             By: /s/ Billy W. White, Sr.
                                                ----------------------------
                                             Its: President
                                                 ---------------------------


ACCEPTED BY SECURED PARTY:

COMERICA BANK, as Agent for the Banks



By: /s/ Valerie Kin
   ------------------------
Its: Vice President
    -----------------------


                                             The undersigned are executing a
                                             counterpart hereof for purposes of
                                             becoming parties hereto:



                                             [FUTURE SUBSIDIARY]



                                             By:
                                                 ---------------------------
                                             Its:
                                                  --------------------------




                                                             SIGNATURE PAGE
                                                             SECURITY AGREEMENT
                                       15

                        SCHEDULE I TO SECURITY AGREEMENT

                              Patents, Trade Marks

                          THE UNITED STATES OF AMERICA

                                     [SEAL]
                                                                     NO. 1829703

                          CERTIFICATE OF REGISTRATION

     This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

     And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks,

     Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

     This registration shall remain in force for TEN years unless sooner terminated as provided by law.

                   In Testimony Whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this fifth day of April 1994.

[SEAL]

                                  BRUCE LEHMAN
                   Commissioner of Patents and Trademarks

Int. Cl.: 42

Prior U.S. Cl.: 101                                      Reg. No. 1,829,703
United States Patent and Trademark Office           Registered Apr. 3, 1994


                                  SERVICE MARK
                               PRINCIPAL REGISTER

                                 (ALRENCO LOGO)

ALRENCO, INC. (INDIANA CORPORATION)
1736 EAST MAIN STREET
NEW ALBANY, IN 47150

     FOR: RETAIN STORE SERVICES IN THE FIELD OF FURNITURE, STEREOS AND APPLIANCES, IN CLASS 42 (U.S. CL. 101).

     FIRST USE 11-0-1190; IN COMMERCE 11-0-1990.

     OWNER OF U.S. REG. NOS. 1,336,087 AND 1,607,835.

     NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "RENT TO OWN FOR THE HOME", APART FROM THE MARK AS SHOWN.

     THE DRAWING IS LINED FOR THE COLORS YELLOW, GREEN, BLUE, VIOLET AND RED.

     SER. NO. 74-382,938, FILED 4-27-1993.

     ANNA W. MANVILLE, EXAMINING ATTORNEY

                          THE UNITED STATES OF AMERICA

                                     [SEAL]

                                                                 No. 1607835

                          CERTIFICATE OF REGISTRATION

     This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

     And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks,

     Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

     This registration shall remain in force for TEN years unless sooner terminated as provided by law.

                                             In Testimony Whereof I have
                                             hereunto set my hand and caused the
                                             seal of the Patent and Trademark
                                             Office to be affixed this
                                             twenty-fourth day of July 1990.

[SEAL]

                                             HARRY F. MANLESH, JR.
                                             Commissioner of Patents
                                             and Trademarks

Int. Cl.: 42

Prior U.S. Cl.: 101

                                                              Reg. No. 1,607,835
United States Patent and Trademark Office               Registered July 24, 1990
--------------------------------------------------------------------------------

                                  SERVICE MARK
                               PRINCIPAL REGISTER

                                 (ALRENCO LOGO)

ALRENCO, INC. (INDIANA CORPORATION)
1736 EAST MAIN STREET
NEW ALBANY, IN 47150

     FOR: RETAIL STORE SERVICES IN THE FIELD OF FURNITURE, STEREOS AND APPLIANCES, IN CLASS 42 (U.S. CL. 101).

     FIRST USE 5-1-1989; IN COMMERCE 5-1-1989.

     OWNER OF U.S. REG. NO. 1,336,087.

     NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "RENT TO OWN FOR THE HOME", APART FROM THE MARK AS SHOWN.

     THE DRAWING IS LINED FOR THE COLORS YELLOW, GREEN, BLUE, VIOLET AND RED.

     SER. NO. 73-839,488, FILED 11-15-1989.

     DEBRA S. BUTENSKY, EXAMINING ATTORNEY

                          THE UNITED STATES OF AMERICA

                          CERTIFICATE OF REGISTRATION

                                     [SEAL]

     This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof,

     And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks,

     Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

     This registration shall remain in force for Twenty Years unless sooner terminated as provided by law.

                    In Testimony Whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this fourteenth day of May, 1985.

[SEAL]

                    DONALD J. ZUIGY
                    Acting Commissioner of Patents and Trademarks

Int. CI.: 42

Prior U.S. CI.: 101

                                                              Reg. No. 1,336,087
               United States Patent and Trademark Office Registered May 14, 1985
               -----------------------------------------------------------------

                                  SERVICE MARK
                               PRINCIPAL REGISTER

                                 (ALRENCO LOGO)

ALRENCO, INC. (INDIANA CORPORATION)
1736 E. MAIN ST.
NEW ALBANY, IN 47150

     FOR: RETAIL STORE SERVICES IN THE FIELD OF FURNITURE, STEREOS AND APPLIANCES, IN CLASS 42 (U.S. CL. 101).

     FIRST USE 2-23-1983; IN COMMERCE 3-16-1983.

     NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE "INC.", APART FROM THE MARK AS SHOWN.

     THE LINING IS A FEATURE OF THE MARK.

     SER. NO. 496,867, FILED 8-28-1984.

THOMAS S. LAMONE, EXAMINING ATTORNEY

                        SCHEDULE II TO SECURITY AGREEMENT


Addresses of each Debtor, additional addresses at which Collateral or Records are kept:


Alrenco, Inc.:             714 E. Kimbrough
                           Mesquite, Texas 75185


RTO Operating, Inc.:       714 E. Kimbrough
                           Mesquite, Texas 75185


RTO Holding Co., Inc.:     850 Library Avenue
                           Suite 204-H
                           Newark, Delaware 19715


ATRO, INC.:                961 E. Main Street
                           Spartanburg, South Carolina 29302


Action Rent-To-Own
Holdings of
South Carolina, Inc.:      961 E. Main Street
                           Spartanburg, South Carolina 29302


See attached.

CORPORATE OFFICES:

714 E. Kimbrough
Mesquite, Texas 75149



DIVISION OFFICES:


Southeast Division -
14620 N. Nebraska Ave. Bldg. B
Tampa, Florida 33613-1431

East Division -
1736 E. Main Street
New Albany, Indiana 47150

Mid-South Division -
PO Box 425
1302 JW Davis Drive
Hammond, Louisiana 70404-0425

Southwest Division -
3939 E. Hwy 80, Ste. 303
Mesquite, Texas 75150

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
599
308  1616 Goverment St                  Mobile              AL        36604-    (334) 471-2900 (334) 471-4909
231  3725 Airport Blvd. Ste. 101-       Mobile              AL        36608-    (334) 342-4094 (334) 342-6078
396  27955 Hwy 98AA                     Daphne              AL        36526-    (334) 626-8877 (334) 626-1993
397  5441 Hwy 90 West Ste 26            Mobile              AL        36619-    (334) 666-4700 (334) 666-4877
398  414 North Craft Hwy                Chickasaw           AL        36611-    (334) 457-3600 (334) 457-3054
400  1314 Government St                 Mobile              AL        36604-    (334) 432-6400 (334) 432-5360
447  2899 1/2 Citzens Pkwy              Selma               AL        36701-    (334) 872-4800 (334) 872-9556
311  3036 Woodley Rd                    Montgomery          AL        36116-    (334) 288-8900 (334) 288-1119
340  92 15th St                         Tusacaloosa         AL        35401-    (205) 345-7368 (205) 345-6024
414  2082 Spingdale Lane                Tarrant             AL        35217     (205) 808-0080 (205) 808-0420
264  1307 E. Highland Ave. #203         Selma               AL        36073-    (334) 874-4418 (334) 874-7634
274  965 26th Avenue East Ste 1         Tuscaloosa          AL        35404-    (205) 562-8600 (205) 554-0290
226  2415-R E South Blvd                Montgomery          AL        36111-    (334) 281-1011 (334) 281-2788
502  4317 University Blvd E             Tuscaloosa          AL        35040-    (205) 554-1414 (205) 554-7779
227  1730-32 East Main ST               Prattville          AL        36066     (334) 361-3580 (334) 361-3583
313  609 Bessemer Super Hwy             Birmingham          AL        35228-    (205) 426-1600 (205) 426-1066
460  1509 E Main St Ste G               Russellville        AR        72801-    (501) 967-1433 (501) 967-1212
459  5205 Rodgers Ave                   Fort Smith          AR        72903-    (501) 484-0555 (501) 484-5421
458  2870 N College Ave                 Fayetteville        AR        72703-    (501) 442-8963 (501) 444-7507
911  Closed                             Arkansas            AR                  (501) 234-6953
457  1115 S Thompson St                 Springdale          AR        72764-    (501) 750-3330 (501) 927-3630
456  2006 W Walnut St                   Rogers              AR        72756-3   (501) 631-0001 (501) 631-6896
184  310 North 6th                      Blytheville         AR        72315-    (870) 763-8844 (870) 763-0804
120  1506 S Thompson                    Spingdale           AR        72764-    (501) 756-9267 (501) 756-0225
115  3901 S University Ave.             Little Rock         AR        72204-    (501) 568-9267 (501) 568-3509
461  607 Oak St                         Conway              AR        70232-4   (501) 327-0777 (501) 327-1592
119  3800 Towson Ave                    Fort Smith          AR        72901-    (501) 646-9267 (501) 648-4031
118  2901 Olive st.                     Pine Bluff          AR        71601     (870) 535-9267 (501) 535-4563
116  1600 S Main Street                 Little Rock         AR        72206-    (501) 376-9267 (501) 376-3048
117  4515 Camp Robinson Rd.             N Little Rock       AR        72118-    (501) 758-9267 (501) 758-9188
187  21125 Caraway Rd                   Jonesboro           AR        72401-    (870) 935-0313 (870) 931-7771
473  309 Fredrick St                    Magnolia            AR        71753-    (501) 234-0333 (501) 234-0984
128  508 S Main                         Nashville           AR        71852-    (870) 845-5680 (870) 845-7165
127  912 W 4TH                          Fordyce             AR        71842-    (870) 352-2665 (870) 352-8841
126  401 N HERVEY                       Hope                AR        71801-    (870) 777-9797 (870) 777-0113
123  725 California Ave. SW             Camden              AR        71701     (870) 836-3100 (870) 836-0314
122  708 E Main                         Magnolia            AR        71753-    (870) 234-5299 (870) 234-5066
121  803 NW Avenue                      El Dorado           AR        71730     (870) 862-8431 (870) 875-2631
476  135 Northpark Dr                   Monticello          AR        71655-    (501) 367-5303 (501) 367-2208
469  243 W Grand Ave                    Hot Springs         AR        71901-    (501) 624-7771 (501) 624-4257
474  1324 N West Ave                    El Dorado           AR        71730-    (501) 863-0333 (501) 863-8970
462  1811 North First St                Jacksonville        AR        72076-    (501) 982-1551 (501) 982-8667
468  3100 S Olive St                    Pine Bluff          AR        71603-    (501) 534-0333 (501) 535-0708
471  1203 Pine Park Dr                  Hope                AR        71801-    (501) 777-1770 (501) 777-3641
467  8803 Geyer Springs Rd              Little Rock         AR        72209-    (501) 568-0333 (501) 568-0265
466  3901 S University                  Little Rock         AR        72204-    (501) 562-0222 (501) 562-5452

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
465  2903 E Race Ave                    Searcy              AR        72143-    (501)268-0440  (501)268-2971
464  2150 E Harrison                    Batesville          AR        72501-    (501)793-6300  (501)793-8112
463  4117 E Broadway St                 N Little Rock       AR        72111-    (501)945-5656  (501)945-5689
475  1262 Spur #4                       Camden              AR        71701-    (501)836-7770  (501)836-7774
470  1309 Pine St                       Arkadelphia         AR        71923-    (501)246-7444  (501)246-2515
997  1600 S Main St                     Little Rock         AR        72206-    (501)376-9120
 84  7333 W Thomas Rd. #56              Phoenix             AZ        85033-    (603)245-1333  (602)247-0250
 76  201 N. LITCHFIELD RD               Goodyear            AZ        85338-    (603)932-4800  (602)932-4656
100  4248 W Indian School Rd.           Phoenix             AZ        85019-    (602)272-3456  (602)447-0656
 80  1916 W Baseline Rd.                Mesa                AZ        85202-    (602)839-7000  (602)820-8531
 81  4639 E Speedway Blvd               Tucson              AZ        85712-    (520)881-7800  (520)327-1062
152  2350 Miracle Mile #306             Bullhead City       AZ        86442-    (520)758-1115  (520)758-9846
 83  1990 E IRVINGTON                   Tucson              AZ        85714-    (520)573-1155  (520)573-0320
101  3650 W Glendale Ave.               Phoenix             AZ        85051-    (602)973-3993  (602)973-0829
493  6544 W. Thomas Rd Ste 2            Phoenix             AZ        85033-    (602)247-5500  (602)247-8128
452  8033 N 35th Ave                    Phoenix             AZ        85051-    (602)246-7236  (602)246-7269
373  848 S Alma School Rd               Mesa                AZ        85210-    (602)844-2233  (602)844-8347
372  3223 E McDowell Rd                 Phoenix             AZ        85008-    (602)267-0700  (602)267-8178
952  1642 N. Oatman Rd Ste F            Bullhead City       AZ        86442-
 82  4015 N 16th St., Suite E-F         Phoenix             AZ        85016-    (602)287-0032  (602)287-0924
 79  3327 W Peoria Ave/                 Phoenix             AZ        85029-    (602)866-9500  (602)942-7840
153  80 W 84TH AVE                      Thorton             CO        80221-    (303)657-9910  (303)657-9381
154  1551 Chambers Rd.                  Aurora              CO        80011-    (303)363-0775  (303)363-0715
158  1301 Lake Street                   Pueblo              CO        81004-    (719)583-0470  (719)583-9634
155  2600 W Alameda                     Denver              CO        80219-    (303)935-5940  (303)935-2410
159  1524 North Academy                 Colorado Sprin      CO        80909-    (719)638-0144  (719)638-0155
157  757 E 20TH AVE #350                Denver              CO        80205-    (303)832-1290  (303)839-8303
156  5800 E Colfax Ave.                 Denver              CO        80220-    (303)355-2663  (303)321-8868
912  12445 E 39th Ave #300              Denver              CO        80239-    (303)371-1216  (303)371-7630
175  1801 S State Rd., #7               Hollywood           FL        33023-    (954)989-8988  (954)989-1208
449  1288 NW 119th St                   Miami               FL        33167-    (305)687-6600  (305)687-6691
486  2859 S Military Trail              Lake Worth          FL        33415-    (561)642-6701  (561)642-7067
487  856 US #1                          Vero Beach          FL        32960-    (561)567-9454  (561)567-8175
444  2212 Jim Redman Pkwy               Plant City          FL        33566-7   (813)757-0211  (813)754-6833
171  17235 NW 27th Ave.                 Miami               FL        33055-    (305)625-1001  (305)625-7530
172  745 NE 167TH ST                    N Miami Beach       FL        33162-    (305)653-0777  (305)654-0270
174  1445-A N State Rd.                 Lauderhill          FL        33313-    (954)581-7990  (954)581-5959
485  3974 Okeechobee Blvd               W Palm Beach        FL        33409-    (561)683-0330  (561)686-8903
201  1046 E Memorial Blvd.              Lakeland            FL        33801-    (941)688-8163  (941)683-5290
315  120 Chief's Way Ste 11             Pensacola           FL        32507-    (904)455-4400  (904)455-1947
110  3405 W Oakland Park Blvd.          Lauderdale Lak      FL        33311-    (954)739-3535  (954)739-3913
111  5371 W Atlantic Blvd.              Margate             FL        33063-    (954)978-7000  (954)978-0321
385  2716 NW 79th Street                Miami               FL        33147-    (305)693-6969  (305)693-2888
202  3094 Havendale Blvd.               Winterhaven         FL        33881-    (941)967-8584  (941)967-5661
381  2220 E Hillsborough Ave            Tampa               FL        33610-    (813)237-2262  (813)238-3769
329  3208 N Pace Blvd                   Pensacola           FL        32505-    (850)432-0457  (850)432-1448
394  657 West 23rd St                   Panama City         FL        32405-    (904)763-4400  (904)763-9667

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
262  5335 N Military Trail #20          W Palm Beach        FL        33407-    (561)471-1990  (561)471-1112
168  19401 S Dixie Hwy.                 Miami               FL        33157-    (305)255-2515  (305)255-8510
263  1368 S Military Trail              W Palm Beach        FL        33415-    (561)357-4650  (561)357-4661
169  6220 NW 6TH Ave.                   Miami               FL        33150-    (305)758-8010  (305)758-7393
376  13023 NW 7th Ave                   North Miami         FL        33168-    (305)685-9006  (305)685-0291
170  7900 NW 27TH AVE                   Miami               FL        33147-    (305)693-9900  (305)693-0306
380  300 34th St North                  St Petersburgh      FL        33713-    (815)321-3279  (813)321-4031
913  2099 W Atlantic Blvd               Pompano Beac        FL        33069-    (954)974-3209  (954)974-8732
382  1230 North State Rd 7              Lauderhill          FL        33313-    (854)523-5200  (954)583-8015
383  549 NE 81st St                     Miami               FL        33138-    (305)754-6969  (305)757-0342
384  18227 NW 27th Ave                  Miami               FL        33056-    (305)625-6969  (305)623-7768
275  206 S. Tyndall Parkway             Callaway            FL        32404-    (850)769-1919  (850)769-1016
481  2680 S Federal Hwy                 Stuart              FL        34997-    (561)220-1002  (561)220-1003
484  408 EN Park St                     Okeechobee          FL        34972-    (941)467-1377  (941)467-1378
173  2101 W Atlantic                    Pompano Beac        FL        33069-    (954)978-7078  (954)978-2217
377  17856 S Dixie Hwy                  Perrine             FL        33157-    (305)255-2626  (305)255-1208
215  2203 Fowler St.                    Ft Myers            FL        33901-    (941)337-0999  (941)337-7659
208  7663 49th St. North                Pinellas Park       FL        33781-    (813)545-3850  (813)547-1746
212  1111 34TH Street South             St Petersburg       FL        33711-    (813)323-1332  (813)321-9295
220  316 James Lee Blvd                 Crestview           FL        32536-    (850)689-3131  (850)682-4008
273  3 West Nine Mile Rd                Pensacola           FL        32534-    (850)494-3000  (850)494-3070
219  2526 Bearss Ave East               Tampa               FL        33613-    (813)977-7577  (813)971-7102
218  760 Sebring Square                 Sebring             FL        33870-    (941)385-3609  (941)385-4518
923  1814-C S Monroe St                 Tallahassee         FL        32301-    (850)656-9185  (850)878-6235
216  99 N Eglin Pkwy. #45               Ft Walton Beac      FL        32548-    (850)664-2242  (850)664-2240
221  14841 7th Street                   Dade City           FL        33525-    (352)523-0334  (352)523-0340
214  2031 US HWY 60 E                   Lake Wales          FL        33853-    (941)676-0717  (941)676-6798
213  1687 Hinson Ave.                   Haines City         FL        33844-    (941)422-6589  (941)421-2682
209  234 E Van Fleet Dr.                Bartow              FL        33830-    (941)533-0385  (941)534-8319
210  4027 S Dale Mabry Hwy.             Tampa               FL        33611-    (813)837-6700  (813)839-2944
482  2514 S Federal Hwy                 Ft Pierce           FL        34982-    (561)461-2900  (561)461-3302
211  3333 N Tamiami Trail., Ste         Sarasota            FL        34234-    (941)359-2422  (941)358-1603
217  1234 S Broad St                    Brooksville         FL        34601-    (352)799-0960  (352)799-1192
178  5768 NW 183rd St                   Miami               FL        33015-    (305)822-2284  (305)822-6379
203  1233 Cleveland Street              Clearwater          FL        34615-    (813)443-0694  (813)447-7637
204  8223 N Florida Ave.                Tampa               FL        33604-    (813)933-7993  (813)932-3073
228  6512 Massachusetts                 New Port Rich       FL        34653-    (813)845-1850  (813)845-3867
914  14620 N Nebraska Ave, Bld          Tampa               FL        33613-1   (813)977-9800  (813)979-9632
229  7543 W Waters Ave.                 Tampa               FL        33615-    (813)249-1404  (813)249-1816
223  2525 S Monroe ST                   Tallahassee         FL        32301-    (850)656-9185  (850)878-6235
205  5034 10TH Ave. East                Tampa               FL        33619-    (813)248-1889  (813)248-1819
180  1110 W Sunrise Blvd                Ft Lauderdale       FL        33311-    (954)527-6666  (954)527-4655
181  801-803 W Sample Rd                Pompano Beac        FL        33064-    (954)941-2100  (954)941-6747
182  2930 Braodway                      Riviera Beach       FL        33404-    (561)863-8135  (561)863-8167
206  1705-D Jim Redman                  Plant City          FL        33566-    (813)752-2423  (813)752-2654
183  21467 N.W. 2nd Ave                 Miami               FL        33169-    (305)770-3466  (305)653-6604
225  4477 Mobile Hwy                    Pensacola           FL        32506-    (850)453-4903  (850)456-2373

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
207  713 44TH Ave. West                 Bradenton           FL        34207-    (941)756-0080  (941)739-1726
418  4739 Jonesboro Rd                  Forest Park         GA        30050-    (404)366-6969  (404)366-9494
413  811 Ralph D Abernathy Blv          Atlanta             GA        30310-    (404)758-6200  (404)758-1663
425  1291 Bankhead Hwy                  Mableton            GA        30059-    (770)948-7088  (770)948-3662
427  2430 South Atlanta Rd              Smyrna              GA        30080-    (770)434-8285  (770)434-0127
424  208 f North Broad St               Winder              GA        30680-    (770)867-9000  (770)307-3509
415  665 N Expressway                   Griffin             GA        30223-    (770)228-1509  (770)228-1754
416  1307 South Park                    Carrollton          GA        30117-    (770)836-1930  (770)834-5666
412  3570 Memorial Dr                   Decatur             GA        30032-    (404)286-0700  (404)286-1971
495  5823 B Fairburn Rd                 Douglasville        GA        30134-    (770)942-9393  (770)920-8191
423  234 Grayson Hwy                    Lawrenceville       GA        30245-    (770)962-2600  (770)962-0279
417  5190 Old National Hwy Ste          College Park        GA        30349-    (404)767-6333  (404)761-5199
421  853 Oak Street                     Atlanta             GA        30310-    (404)755-7070  (404)755-1051
419  3031 Headland Dr                   Atlanta             GA        30311-    (404)349-2300  (404)349-8705
224  1030-D Gordon Ave                  Albany              GA        31701-    (912)889-9500  (912)889-0750
222  727 S Patterson ST                 Valdosta            GA        31606-    (912)247-3334  (912)247-8104
428  9999 Hwy 92 Suite 120              Woodstock           GA        30188-    (770)928-9225  (770)928-8555
257  615 East Bypass S.E.               Moultrie            GA        31768-    (912)890-3290  (912)890-5517
420  1239 Moreland Ave                  Atlanta             GA        30316-    (404)624-9775  (404)624-3551
429  1090 Eisenhower Pkwy Ste           Macon               GA        31206-    (912)788-3500  (912)788-5620
434  919 East 8th St                    Anderson            IN        46012-    (317)641-7014  (317)622-0777
505  652 Twin Aire Dr                   Indianapolis        IN        46203-    (317)638-2000  (317)638-0264
370  8143 Pendelton Pike                Indianapolis        IN        46226-    (317)899-3232  (317)899-1294
334  215 E Highway 131                  Clarksville         IN        47129-    (812)949-9001  (812)841-3263
504  6441 E Washington St               Indianapolis        IN        46219-    (317)359-8885  (317)359-2485
371  1106 E Prospect                    Indianapolis        IN        46203-    (317)633-7200  (317)633-1788
301  330 New Albany Plaza               New Albany          IN        47150-    (812)949-1300  (812)941-7399
307  716 N Weinbach Ave                 Evansville          IN        47711-    (812)479-6100  (812)479-6126
367  4401 E 10th St #16                 Indianapolis        IN        46201-    (317)352-1910  (317)352-1921
368  2774 Lafayette Rd Ste 16           Indianapolis        IN        46222-    (317)925-5000  (317)923-1926
369  2248 E 53rd St                     Indianapolis        IN        46220-    (317)466-1444  (317)466-1231
503  3404 S East St                     Indianapolis        IN        46227-    (317)782-4409  (317)782-4485
441  1060 Minnesota Ave                 Kansas City         KS        66010-    (913)371-7368  (913)371-4744
336  1607 Madison Ave                   Covington           KY        41044-    (606)291-9700  (606)291-9085
408  5022 Poplar Level Rd               Louisville          KY        40219-    (502)966-3211  (502)966-4532
319  201 Eastland Shopping Ctr          Lexington           KY        40505-    (606)255-4555  (606)231-1158
409  5316 S Third                       Louisville          KY        40214-    (502)367-2124  (502)367-9387
310  7100 Preston Hwy                   Louisville          KY        40219-    (502)968-1111  (502)961-9265
410  100 East Broadway                  Louisville          KY        40202-    (502)583-1661  (502)584-2025
302  4443 Cane Run Rd Ste 112           Louisville          KY        40216-    (502)447-6611  (502)447-6235
304  1311 US 127 South                  Franklin            KY        40601-    (502)875-5200  (502)226-6343
338  4749 Dixie Hwy                     Louisville          KY        40216-    (502)449-2244  (402)449-4994
439  1225 N Broadway St                 Lexington           KY        40505-3   (606)255-9888  (606)255-7491
437  1430 Village Drive                 Lexington           KY        40504-    (606)255-9898  (606)252-2297
341  3501 Taylor Blvd                   Louisville          KY        40215-    (502)367-7900  (502)364-8987
430  7275 Turfway                       Florence            KY        41042-    (606)371-9231  (606)371-1635
438  674 Eastern By-Pass                Richmond            KY        40475-    (606)623-5453  (606)626-1641

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
STO  ADD1                          CITY           ST           ZIP          PHONE1            FAX
------------------------------------------------------------------------------------------------------------
375  421 W Tunnel Blvd             Houma          LA       70360-           (504) 851-7116    (504) 851-7748
 57  1438 MacArthur Dr.            Alexandria     LA       71301-           (318) 448-1353    (318) 448-0829
266  56 Pine Tree Plaza            Bogalusa       LA       70427-           (504) 732-1000    (504) 732-1006
916  1302 J W Davis Drive          Hammond        LA       70404-0          (504) 542-7932    (504) 542-0019
386  1939 Tulane Ave               New Orleans    LA       70112-           (504) 522-9786    (504) 522-8424
387  87 Westbank Expy Ste 18C      Gretna         LA       70053-           (504) 367-2428    (504) 367-1716
991  5905 Financial Plaza Ste 11   Shreveport     LA       71129-           (318) 683-0381
921  910 Pierremont Rd, Ste., 41   Shreveport     LA       71106-           (318) 861-8615    (318) 861-8614
 60  900 N 5TH Ave.                Leesville      LA       71446-           (318) 238-9662    (318) 238-0860
270  192 Gause Blvd                Slidell        LA       70460-           (504) 781-6900    (504) 781-6951
 99  617 S VIENNA                  Ruston         LA       71270-           (318) 255-7222    (318) 255-0801
191  5630 Plank Rd                 Baton Rouge    LA       70805-           (504) 359-6666    (504) 356-4924
277  916 Rees st                   Breaux Bridge  LA       70517-           (318) 322-4630    (318) 332-5945
278  930 Cresswell Lane            Opelousas      LA       70570-           (318) 948-7800    (318) 948-4412
279  1081 E Laural Ave (Hwy 19     Eunice         LA       70535-           (318) 546-6700    (318) 546-0400
124  1107 Homer Rd.                Minden         LA       71055-           (318) 371-1566    (318) 371-1564
919  692 E Admiral Doyle Dr.       New Iberia     LA       70560-
125  714 S Arkansas                Springhill     LA       71075-           (318) 539-3800    (318) 539-3812
 37  3717 Jewella Rd               Shreveport     LA       71109-           (318) 631-9616    (318) 631-1211
920  1900 Cameron St               Lafayette      LA       70503-
 69  112 Blanchard St. #1          West Monroe    LA       71291-           (318) 322-3221    (318) 387-7799
 21  3125 E Texas St.              Bossier City   LA       70000-           (318) 746-2194    (318) 741-1745
918  119 Chevy Lane                Bunkie         LA       71322-
395  115 N Morrison Blvd           Hammond        LA       70401-           (504) 345-4633    (504) 345-8033
 20  2746 W 70TH ST                Shreveport     LA       71108-           (318) 631-9551    (318) 631-4559
193  3136 Louisville Ave           Monroe         LA       71201-           (318) 323-4222    (318) 323-4230
189  2764 Old Erath Hwy            Abbeville      LA       70510-           (318) 893-9333    (318) 893-4372
199  200 E Admiral Doyle Dr        New Iberia     LA       70560-           (318) 365-6333    (318) 364-1408
 68  1954 Louisville Ave.          Monroe         LA       71201-           (318) 325-9699    (318) 322-7848
194  328 West Hwy 30               Gonzales       LA       70737-           (504) 647-5555    (504) 647-0508
374  124 N Broad St                New Orleans    LA       70119-           (504) 821-2644    (504) 821-5557
192  8030 Florida Blvd             Baton Rouge    LA       70806-           (504) 925-1666    (504) 924-0823
 58  312 Dixie Plaza               Natchitoches   LA       71457-           (318) 357-1720    (318) 352-6975
268  7520 Highway 90 East          Morgan City    LA       70280-           (504) 385-9900    (504) 385-9927
389  6609 Airline Hwy              Metairie       LA       70003-           (504 737-4444     (504) 734-9753
388  4431 Chef Menteur Hwy         New Orleans    LA       70126-           (504) 288-1400    (504) 288-1114
269  1420 West Airline Highway     LaPlace        LA       70068-           (504) 651-1800    (504) 651-1804
286  359-3 N. Canal Blvd.          Thibodaux      LA       70301-
197  1419 E Prien Lake Rd          Lake Charles   LA       70605-           (318) 477-4747    (318) 474-0657
 59  210 Elizabeth                 Many           LA       71449-           (318) 256-9211    (318) 352-5395
190  205 MacArthur Dr              Alexandria     LA       71301-           (318) 442-2424    (318) 443-2949
196  1914 Cameron St               Lafayette      LA       70503-           (318) 234-6699    (318) 232-6414
195  2420 w Thomas St              Hammond        LA       70401-           (504) 542-9494    (504) 542-1017
276  1611 W Main St                Franklin       LA       70538-           (318) 828-9400    (318) 828-4944
198  358 Moreau St                 Marksville     LA       71351-           (318) 253-0033    (318) 253-0573
440  6430 Troost Ave               Kansas City    MO       64131-1          (816) 523-7775    (816) 523-5552
185  Town Plaza Shoppin Center     Cape Girardea  MO       63701-           (573) 334-3686    (573) 334-5548

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
232  106 N first St                     Marble Hill         MO        63764-    (573) 238-4636 (573) 238-4481
513  3441 Noland Rd                     Independence        MO        64050-    (816) 836-8500 (816) 836-4195
186  336 Festus Center                  Festus              MO        63028-    (314) 933-0116 (314) 933-4268
453  2101 W Broadway Ste CC             Columbia            MO        65203-    (573) 446-5700 (573) 445-6350
454  2525 D Missouri Blvd               Jefferson City      MO        65101-    (573) 636-9009 (573) 636-9179
455  420 N Rangeline Rd Ste 1           Joplin              MO        64801-1   (417) 781-4443 (417) 781-9730
233  908 A Truman Blvd now              Carutherville       MO        63830-    (573) 333-0088 (573) 333-1922
188  724 Market                         Farmington          MO        63640-    (573) 756-0051 (573) 756-7167
309  1335 Ellis Ave                     Jackson             MS        39204-    (601) 353-6800 (601) 353-6631
267  3510 Main St-Hwy 613               Moss Point          MS        39564-    (228) 474-9100 (228) 474-9142
250  261 D'Evereuz Dr Ste 10-B          Natchez             MS        39120-    (601) 442-5566 (601) 442-9808
 98  1164 Ellis Ave.                    Jackson             MS        39209-6   (601) 354-4000 (601) 352-4444
253  69 Hardy Ct. Square                Gulf Port           MS        39507-    (228) 822-9188 (228) 863-5738
478  1820 Highway 1 South               Greenville          MS        38701-    (601) 335-3777 (601) 335-3797
479  404 W Park Ave                     Greenwood           MS        38930-    (601) 455-4444 (601) 455-2093
480  1229 A Sunset Dr                   Grenada             MS        38901-    (601) 226-0034 (601) 226-8206
477  1904 Clay St                       Vicksburg           MS        39180-    (601) 630-0050 (601) 636-0404
109  112-J Wilkesboro Blvd SE           Lenoir              NC        28645-    (704) 758-7368 (704) 757-3957
108  215 N Madison Blvd.                Roxboro             NC        27573-    (336) 597-4200 (336) 597-2747
105  2725-G North West Blvd.            Newton              NC        28658-    (704) 464-5028 (704) 464-6699
104  909 W Union Street                 Morgantown          NC        28655-    (704) 438-9303 (704) 438-9554
107  115 Hilltop Village.               Oxford              NC        27565-    (919) 693-4086
230  2636 Freedom DR                    Charlotte           NC        28208-    (704) 391-7770 (704) 391-9770
103  1228 - 1234 Hwy. 70 SW             Hickory             NC        28602-    (704) 324-4016 (704) 324-4501
488  1070 Haywood Rd                    Asheville           NC        28806-    (704) 285-0095 (704) 285-0076
237  2719 Isleta, SW                    Albuquerque         NM        87105-    (505) 877-1976 (505) 877-1978
235  6211 North West 4th                Albuquerque         NM        87107-    (505) 342-1367 (505) 342-1376
236  6221 Montgomery, NE                Albuquerque         NM        87109-    (505) 880-1153 (505) 837-1381
238  6000 Zuni, SE                      Albuquerque         NM        87108-    (505) 266-1600 (505) 266-1304
239  1413 West 7th St                   Clovis              NM        88101-    (505) 763-2241 (505) 763-0537
917  621 - 4th Street                   Albuquerque         NM        87105-    (505) 880-0414 (505) 342-1376
240  1230 North Solano                  Las Cruces          NM        88001-    (505) 523-4800 (505) 523-5842
241  915 North Turner St                Hobbs               NM        88240-    (505) 397-0742 (505) 379-0374
242  110 West McGaffey                  Roswell             NM        88201-    (505) 622-1915 (505) 622-3089
 65  1611 N Prince St.                  Clovis              NM        88101-    (505) 762-8900 (505) 769-3958
 67  2118 N Turner                      Hobbs               NM        88240-    (505) 393-5000 (505) 393-0389
243  524-C West Cordova                 Santa Fe            NM        87501-    (505) 983-1919 (505) 983-7308
261  560 North Nellis Blvd., Ste.       Las Vegas           NV        89110-
260  1967 Decatur Blvd.                 Las Vegas           NV        89108-
151  2301 E Lake Mead Rd.               N Las Vegas         NV        89030-    (702) 649-5000 (702) 649-8604
258  1746-1748 E. Charleston Bl         Las Vegas           NV        89104-    (702) 388-8383 (702) 388-8377
259  1370 E. Flamingo, Ste., 27         Las Vegas           NV        89119-    (702) 699-5413 (702) 699-7061
365  11500 Lorain Ave                   Cleveland           OH        44111-    (216) 479-1060 (216) 479-8685
432  5712 Glenway Avenue                Cincinnati          OH        45238-    (513) 922-5422 (513) 922-5114
328  3798 W Broad St                    Columbus            OH        43228-    (614) 276-8899 (614) 276-1688
364  7981 Euclid Ave                    Cleveland           OH        44103-    (216) 791-1200 (216) 791-8722
306  1916 Mitchell Blvd                 Springfield         OH        45503-    (513) 399-7000 (513) 399-0127

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
305  3862 N Dixie Dr                    Dayton              OH        45414-    (937)275-9600  (937)275-6040
433  3491 W Siebenthaler                Dayton              OH        45406-    (937)275-1275  (937)275-5849
366  1059 Meister Rd                    Lorian              OH        44052-    (216)960-7000  (216)960-7004
445  921 High St                        Columbus            OH        43210-    (614)291-3600  (614)291-7031
363  15700 Broadway Ave                 Maple Heights       OH        44137-    (216)557-1900  (216)587-3492
339  10968 Hamilton Ave                 Cincinnati          OH        45231-    (513)742-0300  (513)742-0625
327  3252 B Cleveland Ave               Columbus            OH        43224-    (614)447-8200  (614)447-1137
312  4412 Lewis St                      Middletown          OH        45044-    (513)422-8888  (513)422-8840
333  3964 Linden Ave                    Dayton              OH        45432-    (937)254-1115  (937)254-1271
337  3855 Montgomery Rd                 Norwood             OH        45212-    (513)531-1800  (513)531-0381
335  890 S Hamilton Rd                  Columbus            OH        43213-    (614)868-1995  (614)868-0878
 78  4733 SE 29TH ST                    Del City            OK        73115-    (405)672-6300  (405)672-2997
 77  708 SW 59TH ST                     Oklahoma City       OK        73109-    (405)631-9700  (405)631-5432
 62  9 S Sheridan                       Tulsa               OK        74112-    (918)838-2764  (918)838-2767
994  8305 SW 3rd Bldg. A#104            Oklahoma City       OK        73127-    (405)495-2324
 71  5326 S PEORIA                      Tulsa               OK        74105-    (918)747-0477  (918)747-1480
 56  1011 W Main                        Durant              OK        74702-    (405)920-0288  (405)920-0297
 54  616 N Highway 81                   Duncan              OK        73533-    (405)252-0735  (405)252-9511
 73  625 S Main                         Sapulpa             OK        74066-    (918)227-4333  (918)227-7368
 72  10680 E 31ST ST                    Tulsa               OK        74135-    (918)622-3425  (918)622-9564
 18  320 N Commerce #5                  Ardmore             OK        73401-    (580)226-2732  (580)223-7245
 50  1906 Cache Rd., Ste B              Lawton              OK        73507-    (580)248-4310  (580)248-4347
 74  4449 NW 50TH St.                   Oklahoma City       OK        73112-    (405)942-3425  (405)949-9227
 55  530 E Main                         Ada                 OK        74820-    (580)332-6822  (580)332-6838
996  SERVICE CENTER                     Spartenburg         SC        29303-
254  5124 Fairfield Rd                  Columbia            SC        29203-    (803)714-0706  (803)714-0310
160  118 Garner Rd.                     Spartenburg         SC        29303-    (864)597-1700  (864)583-6078
161  765 N Church St                    Spartanburg         SC        29303-    (864)542-8888  (864)542-2559
255  2300 Taylor St.                    Columbia            SC        29204-    (803)933-0601  (803)933-9895
166  5300-7 Rivers Ave.                 Charleston          SC        29418-    (803)566-9900  (803)566-0098
165  502 N Main St.                     Anderson            SC        29621-    (864)224-7000  (864)226-4299
163  1411 Laurens Rd.                   Greenville          SC        29607-    (864)298-0055  (864)370-0647
167  1015 King St.                      Charleston          SC        29403-    (803)577-9900  (803)577-5416
287  2315 Augusta Rd., Suite 5          West Columbia       SC        29169-    (803)936-1888  (803)936-9070
489  2807 S Main St                     Anderson            SC        29624-    (864)231-6888  (864)231-0790
251  3906 Two Notch St                  Columbia            SC        29204-    (803)333-0070  (803)333-0818
162  3219 W Blue Ridge Dr.              Greenville          SC        29607-    (864)295-4400  (864)295-2935
164  710 E Wade Hampton Blvd.           Greer               SC        29651-    (864)879-7122  (864)877-8053
324  924 New Providence Blvd            Clarksville         TN        37042-    (614)553-0300  (615)645-4660
326  131 Old Hickory Blvd               Jackson             TN        38305-    (901)664-3100  (901)664-3188
344  5510 Charlotte Ave                 Nashville           TN        37209-    (615)356-6700  (615)356-9695
323  3806 Nolensville Rd                Nashville           TN        37211-    (615)781-8900  (615)331-9258
492  2675 Murfreesboro Rd               Nashville           TN        37217-    (615)367-4005  (615)367-9070
325  1019 Gallatin Rd S                 Madison             TN        37115-    (615)865-2100  (615)864-9970
 10  311 W 19th St                      San Angelo          TX        76903-    (915)658-2419  (915)653-3768
272  435-A Uvalde                       Houston             TX        77015-    (713)450-9766  (713)450-9866
271  400 Northline Mall                 Houston             TX        77022-

                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
 11  808 W Henderson                    Cleburne            TX        76031-    (817) 641-3387 (817) 558-8509
450  508 E Front St                     Tyler               TX        75202-    (903) 526-3336 (903) 526-1117
112  1808 WIRT RD                       Houston             TX        77055-2   (713) 290-1885 (713) 686-9912
 15  1703 NW Loop 281                   Longview            TX        75604-    (903) 759-0783 (903) 759-0931
 14  1111 S Texas Ave                   Bryan               TX        77802-    (409) 822-5778 (409) 823-3689
113  900 S Wayside #800                 Houston             TX        77023-3   (713) 921-5535 (713) 921-5623
114  9722 Fondren @                     Houston             TX        77096-3   (713) 771-4880 (713) 771-4943
 12  1429 S Beckham                     Tyler               TX        75701-    (903) 595-4388 (903) 595-4125
442  3639 Gus Thomasson Rd              Mesquite            TX        75150-    (972) 681-9271 (972) 681-3093
490  1400 F West Moore                  Terrell             TX        75160-    (972) 563-9103 (972) 551-1451
443  3217 Camp Wisdom Rd                Dallas              TX        75237-    (214) 331-3306 (214) 331-1011
135  906 Bandera                        San Antonio         TX        78228-    (210) 434-1812
133  421 Spingtown Way                  San Marcos          TX        78766-    (512) 396-5500 (512) 396-5502
132  1575 Little York Plaza             Houston             TX        77093-    (281) 590-9590 (281) 590-9764
131  743 Shotwell                       Houston             TX        77020-    (713) 672-0901 (713) 672-2314
130  1167 Edgebrook                     Houston             TX        77034-    (713) 910-6744 (713) 910-6747
 13  426 E Main                         Grand Prairie       TX        75050-    (972) 262-9905 (972) 262-4091
129  5962 Renwick                       Houston             TX        77081-    (713) 664-9304 (713) 664-9327
472  4321 Texas Blvd                    Texarkana           TX        75501-    (903) 793-6690 (903) 794-0935
 90  4102 N Navarro                     Victoria            TX        77904-    (512) 576-4574 (512) 576-6849
136  3890 S Gessner                     Houston             TX        77063-    (713) 780-7473 (713) 780-7873
140  1915 W Wheeler                     Aransas Pass        TX        78336-4   (512) 758-7646 (512) 758-3654
 91  PORT LAVACA CENTER                 Port Lavaca         TX        77979-2   (512) 552-4501 (512) 552-9213
139  10729 Eastex Frwy.                 Houston             TX        77093-    (713) 691-4892 (713) 691-2988
613  4234 Ayers                         Corpus Christi      TX        78415-    (512) 857-5842 (512) 857-8125
146  1718 E Main                        Alice               TX        78332-4   (512) 664-8888 (512) 664-6555
145  719 S 14TH ST                      Kingsville          TX        78363-4   (512) 592-1111 (512) 592-5105
612  3315 Ayers                         Corpus Christi      TX        78415-5   (512) 883-8991 (512) 882-8807
143  1502 Wildcat Drive                 Portland            TX        78374-2   (512) 643-4557 (512) 643-1845
142  3751 Leopard                       Corpus Christi      TX        78408-2   (512) 884-5977 (512) 884-5979
141  4232 Ayers                         Corpus Christi      TX        78415-5   (512) 857-0041 (512) 857-0043
147  359 W Avenue J.                    Robstown            TX        78380-    (512) 387-8568 (512) 387-1052
134  201 C IH 35 WEST                   New Braunfels       TX        78131-    (830) 629-1500 (830) 629-1511
144  3902 S Padre Island Dr.            Corpus Christi      TX        78416-2   (512) 855-4391 (512) 851-1334
137  6848 Spencer Hwy.                  Pasadena            TX        77505-    (281) 487-5881 (281) 487-3098
995  5910 Business Park Dr. #10         San Antonio         TX        78218-    (210) 666-1393
992  2305 Ave. C NO 1C                  Lubbock             TX        79404-    (806) 741-0292 (806) 793-0293
511  1322 S Buckner Blvd Ste 31         Dallas              TX        75217-    (214) 398-5174 (214) 398-5709
898  706 E Kimbrough                    Mesquite            TX        75149-    (972) 288-9327 (972) 288-7753
508  302 W Jefferson                    Dallas              TX        75208-    (217) 946-9990 (214) 346-9995
 16  208 E End Blvd                     Marshall            TX        75670-    (903) 938-8311 (903) 938-0974
 96  2010 N 10TH                        Mc Allen            TX        78501-4   (956) 630-9425 (956) 618-1257
 95  409 University Dr.                 Edinberg            TX        78539-3   (956) 383-8133 (956) 383-4036
 94  1025 N Texas Blvd., STE 1          Weslaco             TX        78596-4   (956) 969-3561 (956) 969-5925
 93  807 N 77TH                         Harlingen           TX        78550-8   (956) 425-1111 (956) 423-8507
 92  44 Paredes Line Rd.                Brownsville         TX        78521-2   (956) 544-3954 (956) 504-3470
  2  6007 Wesley                        Greenville          TX        75401-    (903) 454-6917 (903) 454-6924



                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
266  6118-B Scot                        Houston             TX        77021-    (713) 741-9611 (713) 741-5665
614  1926 Civic Circle                  Amarillo            TX        79109-    (806) 352-6000
393  2204 S Buckner Blvd                Dallas              TX        75227-    (214) 388-5100 (214) 388-4615
  6  222 Camp Wisdom Rd., Ste           Duncanville         TX        75116-    (972) 780-0826 (972) 780-1158
252  2013 Richey or 2015 S. Ric         Pasadena            TX        77502-    (713) 477-7202 (713) 477-0696
249  2516 34th St                       Lubbock             TX        79410-    (806) 793-8196 (806) 793-8199
248  3130 North Lee Trevino #11         El Paso             TX        79936-    (915) 590-6155 (915) 590-6586
247  105 S Festival                     El Paso             TX        79912-    (915) 584-8450 (915) 584-8716
246  8414 North Loop                    El Paso             TX        79907-    (915) 594-2777 (915) 594-3011
245  4122 Montana                       El Paso             TX        79903-    (915) 566-8666 (915) 566-0052
244  9224 Dyer St                       El Paso             TX        79924-    (915) 757-8697 (915) 757-8716
138  11209 Market St.                   Houston             TX        77029-    (713) 453-6600 (713) 450-2887
  3  2000 Loy Lake Rd                   Sherman             TX        75090-    (903) 892-0608 (903) 868-2258
 97  4842 Montana                       El Paso             TX        79903-4   (915) 562-7368 (915) 562-9466
200  490 S Eleventh St                  Beaumont            TX        77726-7   (409) 835-7667 (409) 835-1660
285  28469 Tomball Parkway              Tomball             TX        77375-
973  5250 Weber Rd., #200-E             Corpus Christie     TX        78411-    (512) 853-7976 (512) 853-8432
847  924 N Valley Mills                 Waco                TX        76710-
283  1408-A Loop 336 W                  Conroe              TX        77304-    (409) 756-8200 (409) 756-8238
282  5136 Avenue H                      Rosenberg           TX        77471-    (281) 238-0422 (281) 232-3191
  1  110 Broadmoor Plaza                Mesquite            TX        75149-    (972) 288-7611 (972) 288-8109
915  5002 Old Brwnsmill Rd              Corpus Christi      TX        78406-3   (512) 878-3000
179  6117/19/21 Telephone Rd            Houston             TX        77087-    (713) 242-9412 (713) 242-9378
177  10800 S. Post Oak                  Houston             TX        77035     (713) 723-9030 (713) 723-9594
176  12600 Bissonnet, Suite B-3         Houston             TX        77099-0   (281) 575-9021 (281) 575-9549
265  604 B South Martin or S Za         Laredo              TX        78043-    (956) 729-8669 (956) 729-8662
 44  215 E University #107              Mc Kinney           TX        75069     (972) 542-0324 (972) 542-0243
 38  2026 CROCKETT                      Palestine           TX        75801-    (903) 729-3000 (903) 729-8894
 39  330-D University                   Lubbock             TX        79415-    (806) 747-5555 (806) 747-5558
  4  106 Plymouth Park S/C              Irving              TX        75061-    (972) 986-7561 (972) 790-2353
 40  9515 N Lamar Blvd., Ste 14         Austin              TX        78753     (512) 339-8295 (512) 834-0122
 41  500 W William Cannon Rd.,          Austin              TX        78745     (512) 445-7245 (512) 445-7218
510  3701 W Northwest Hwy Ste           Dallas              TX        75220-    (214) 351-9990 (214) 351-0910
 43  1450 W Pleasant Run Rd.            Lancaster           TX        75146-    (972) 227-8076 (972) 227-8465
 34  3213-H S Western St.               Amarillo            TX        79109-    (806) 358-8551 (806) 358-8554
 45  922 Melbourne Rd.                  Hurst               TX        76053-    (817) 284-5161 (817) 284-5292
 46  902 S Ft. Hood Rd.                 Killeen             TX        76541     (254) 526-7766 (254) 526-2193
 47  3400 B Olton Rd                    Plainview           TX        79073-    (806) 296-7011 (806) 296-7056
 48  1205-B S Main                      Weatherford         TX        76086-    (817) 599-8659 (817) 613-0069
509  1449 Beltline                      Irving              TX        75061-    (972) 399-6099 (972) 399-8229
  5  1103 S Josey Ln #119               Carrollton          TX        75006-    (972) 416-1757 (972) 416-4551
 42  3909 N IH 35 BLDG G. STE           Austin              TX        78722-    (512) 454-3555 (512) 454-3549
 28  2603 Thornton Ln.                  Temple              TX        76502-    (254) 771-0888 (254) 771-0899
 17  3402 N Buckner #304                Dallas              TX        75228-    (214) 328-6666 (214) 328-6840
 19  612 W University Dr                Denton              TX        76201-    (940) 382-2611 (940) 382-7502
 22  1364 W Main Street                 Lewisville          TX        75067-    (972) 420-0833 (972) 436-3133
 23  200 N 15TH ST                      Corsicana           TX        75110-    (903) 872-3925 (903) 872-3928



                                Connie Add List

STO  ADD1                               CITY                ST        ZIP       PHONE1         FAX
-------------------------------------------------------------------------------------------------------------
 24  1005 Kilgore Plaza                 Kilgore             TX        75662-    (903) 984-8611 (903) 983-1369
 25  153 Pleasant Grove S/C             Dallas              TX        75217-    (214) 398-2561 (214) 398-0757
 36  1600 S Cherry Lane                 White Settleme      TX        76108-    (817) 246-2406 (817) 246-2408
 27  1315 N Beach                       Fort Worth          TX        76111-    (817) 831-0777 (817) 831-2608
 35  1500 Guylane Plaza                 Dumas               TX        79029-    (806) 935-3001 (806) 935-9263
 29  3344 Franklin                      Waco                TX        76710-    (254) 754-5566 (254) 754-0440
 30  5405 E Lancaster                   Forth Worth         TX        76112-    (817) 496-3100 (817) 496-3679
 31  638 N University Drive             Nacogdoches         TX        75961-    (409) 560-0100 (409) 569-2331
 32  452 N Timberland                   Lufkin              TX        75901-    (409) 634-8296 (409) 632-7306
 33  2605 Seymour Hwy., Ste D           Wichita Falls       TX        76301-    (940) 761-5511 (940) 761-5514
 51  939 Pioneer Pkwy.                  Arlington           TX        76013-    (817) 274-7351 (817) 274-7356
 26  512 W Jefferson                    Dallas              TX        75208-    (214) 943-3333 (214) 943-3133
 89  803 Castroville Rd. #214           San Antonio         TX        78237-3   (210) 435-7368 (210) 433-2506
  7  407 N Garland Ave                  Garland             TX        75040-    (972) 276-9541 (972) 494-0197
 70  2125-B 50th Street                 Lubbock             TX        79413-    (806) 744-7368 (806) 744-0617
 86  4555 Walzem Rd., STE 1             San Antonio         TX        78218-6   (210) 653-4551 (210) 653-5634
 49  527 N Stewart                      Azle                TX        76020-    (817) 444-1090 (817) 444-0660
 52  9751 Webb Chapel, Ste. 90          Dallas              TX        75220-    (214) 351-3766 (214) 350-5985
 87  1130 SW Military Dr                San Antonio         TX        78218-    (210) 924-4100 (210) 924-9556
 85  900 Palm Valley Blvd.              Round Rock          TX        79664-    (512) 388-2244 (512) 388-5939
  8  401 North Hwy. 77                  Waxahachie          TX        75165-    (972) 937-0591 (972) 938-3535
  9  3396 N 1st. St.                    Abilene             TX        79603-    (915) 672-0953 (915) 672-0956
 66  800 N Buchanan Blvd.               Amarillo            TX        79107-    (806) 379-8133 (806) 376-8255
 64  3126 Andrews Hwy.                  Odessa              TX        79762-    (915) 363-8777 (915) 363-8790
 63  #1 Meta Drive                      Midland             TX        79703-    (915) 686-8777 (915) 686-8781
 61  1501 Clarksville                   Paris               TX        75460-    (903) 785-3312 (903) 785-8940
 53  201 N GRAND                        Gainesville         TX        76240-    (940) 665-7001 (940) 665-7093
 88  8236 Marbach Rd.                   San Antonio         TX        78227-1   (210) 673-8888 (210) 678-0375
148  769 S State St.                    Salt Lake           UT        84111-    (801) 596-1000 (801) 596-1070
150  2700 Washington Blvd.              Ogden               UT        84401-    (801) 621-6734 (801) 621-6754
149  2111 W 3500 South                  West Valley Cit     UT        84119-    (801) 973-2828 (801) 974-9430
351  2850 Riverside Dr                  Danville            VA        24540-    (804) 791-3900 (804) 799-0707
491  3506 Williamson Rd                 Roanoke             VA        24012-    (540) 366-4000 (540) 366-5378
350  2901 Memorial Ave                  Lynchburg           VA        24501-    (804) 846-1001 (804) 845-1561
348  601 21st ST NW                     Roanoke             VA        24017-    (540) 981-1000 (540) 345-7993
352  2422 Virginia Ave                  Collinsville        VA        24078-    (540) 647-3949 (540) 647-1867
353  310 Avon St Bldg 1 Ste 14          Charlottesville     VA        22902-    (804) 295-0000 (804) 295-0499
354  2542 S Crater Rd                   Petersburg          VA        23805-    (804) 733-1173 (804) 862-2892
355  4660 N Southside Plaza             Richmond            VA        23224-    (804) 233-3005 (804) 233-5130
356  3099 Mechanicsville Turnpi         Richmond            VA        23223-    (804) 643-3333 (804) 643-3565
357  439 Jefferson Davis Hwy            Fredericksburg      VA        22401-    (540) 371-2378 (540) 371-8190
349  3035 N Franklin St                 Christainsburg      VA        24073-    (540) 381-1817 (540) 381-2193
318  1315 Plaza East                    Charleston          WV        25301-    (304) 345-9100 (304) 345-6970
322  731 9th Ave                        Huntington          WV        25701-    (304) 525-9500 (304) 525-5670
347  1178 W Main St                     Bridgeport          WV        26330-    (304) 842-5476 (304) 842-2739
378  34 Riverwalk Plaza                 S Charleston        WV        25303-    (304) 744-8219 (304) 744-8357
379  926 Division St                    Parkersburg         WV        26101-    (304) 428-1900 (304) 422-2419

                                Connie Add List

STO  ADD1                               CITY               ST        ZIP       PHONE1          FAX
-------------------------------------------------------------------------------------------------------------
346  #27 By-Pass Plaza                  Beckley           WV        25801-    (304) 253-7368   (304) 253-7576

                       SCHEDULE III TO SECURITY AGREEMENT

                         DEBTOR'S CHIEF EXECUTIVE OFFICE
                                       AND
                           PRINCIPAL PLACE OF BUSINESS


Alrenco, Inc.:             714 E. Kimbrough
                           Mesquite, Texas 75185


RTO Operating, Inc.:       714 E. Kimbrough
                           Mesquite, Texas 75185


RTO Holding Co., Inc.:     850 Library Avenue
                           Suite 204-H
                           Newark, Delaware 19715


ATRO, INC.:                961 E. Main Street
                           Spartanburg, South Carolina 29302


Action Rent-To-Own
Holdings of
South Carolina, Inc.:      961 E. Main Street
                           Spartanburg, South Carolina 29302

                        SCHEDULE IV TO SECURITY AGREEMENT

                         DEBTOR'S PLACES OF BUSINESS NOT
                          LISTED ON SCHEDULE II OR III

                                     NONE.

                                                                     EXHIBIT A-1
                                                           to Security Agreement

                                    AGREEMENT
                                   (Trademark)

       THIS AGREEMENT (TRADEMARK) (this "Agreement"), dated as of _____________, 1998, among RTO Operating, Inc. ("RTO Operating" and sometimes a "Debtor") and ATRO, Inc., f/k/a RTO Trademark Company, Inc.(, "ATRO", and sometimes a "Debtor" and together with RTO Operating, the "Debtors"), and Comerica Bank in its capacity as agent for the Banks referred to below ("Secured Party").

                                   WITNESSETH


       A. WHEREAS, pursuant to that certain Alrenco Credit Agreement dated as of February 26, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Alrenco, Inc. ("Company"), each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company and to provide for the issuance of Letters of Credit for the account of Company, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

       B. WHEREAS, in connection with the Credit Agreement, the Debtors has executed and delivered a Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Security Agreement"); and

       C. WHEREAS, as a condition precedent to the making of the initial Advances under the Credit Agreement, the Debtors are required to execute and deliver this Agreement and to further confirm the grant to the Secured Party for the benefit of the Banks a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Indebtedness.

       NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances (including the initial Advance) to the Company pursuant to the Credit Agreement, each of the Debtors agrees, for the benefit of the Banks, as follows:

       SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

       SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Indebtedness described in the Security Agreement each of the Debtors does hereby mortgage, pledge and hypothecate to the

Secured Party for the benefit of the Banks, and grant to the Secured Party for the benefit of the Banks a security interest in, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing:

              (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark") now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;

              (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;

              (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

              (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

              (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Debtors against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

       SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Debtors for the purpose of registering the security interest of the Secured Party and the Banks in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party and the Banks under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party and the Banks thereunder shall remain in full force and effect in accordance with its terms.

       SECTION 4. Release of Security Interest. Upon payment in full of all Indebtedness and commitment (whether optional or obligatory) to extend any credit under the Credit Agreement has been terminated, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

       SECTION 5. Acknowledgment. Each of the Debtors does hereby further acknowledge and affirm that the rights and remedies of the Secured Party for the benefit of the Banks with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

       SECTION 6. Loan Documents, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

       SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                          DEBTORS:

                          RTO OPERATING, INC.


                          By:
                              -------------------------------------
                          Its:
                              -------------------------------------

                          Address:          714 E. Kimbrough
                                            Mesquite, Texas 75149
                          Facsimile:        972-288-7753

                          ATRO, INC., f/k/a RTO Trademark Company, Inc.


                          By:
                              -------------------------------------
                          Its:
                              -------------------------------------

                          Address:          714 E. Kimbrough
                                            Mesquite, Texas 75149
                          Facsimile:        972-288-7753

                          COMERICA BANK, as Agent for the Banks


                          By:
                              -------------------------------------
                          Its:
                              -------------------------------------

                          Address:          One Detroit Center
                                            9th Floor, MC 3289
                                            Detroit, MI 48275-3289

                          Attention: Valerie Kin
                          Facsimile No: (313) 222-9434


                                                            SIGNATURE PAGE
                                                            TRADEMARK AGREEMENT
                                        4

                                                                    ATTACHMENT 1
                                                                              to
                                                                       Agreement
                                                                     (Trademark)

Item A.           Trademarks
                  ----------

                            REGISTERED TRADEMARKS
                            ---------------------



      Country*             Trademark               Registration No.                      Registration Date
      --------             ---------               ----------------                      -----------------


                        PENDING TRADEMARK APPLICATIONS
                        ------------------------------



      Country*             Trademark               Registration No.                      Registration Date
      --------             ---------               ----------------                      -----------------



                    TRADEMARK APPLICATIONS IN PREPARATION
                    -------------------------------------



                                                                          Expected                  Products/
      Country*             Trademark            Docket No.               Filing Date                Services
      --------             ---------            ----------               -----------                --------



    Item B.           Trademark Licenses
                      ------------------

                                                                                            Expected                   Expiration
      Country*             Trademark             Licensor              Licensee            Filing Date                    Date
      --------             ---------             --------              --------            -----------                    ----




-------------------
         * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.